Exhibit 99.1
FOR IMMEDIATE RELEASE
A. SCHULMAN NAMES JOSEPH M. GINGO CHIEF EXECUTIVE OFFICER
AKRON, Ohio — December 17, 2007 — A. Schulman Inc. (Nasdaq-GS: SHLM), a leading international supplier of high-performance plastic compounds and resins, today announced the appointment of Joseph M. Gingo, 62, as President and Chief Executive Officer, effective January 1, 2008. He will succeed A. Schulman’s long-serving Chairman, President and Chief Executive Officer, Terry L. Haines, who is retiring, as previously announced.
Gingo most recently served as Executive Vice President, Quality Systems and Chief Technical Officer for The Goodyear Tire & Rubber Company. In this function, he was responsible for all of Goodyear’s research, development and engineering (RD&E) and quality activities, as well as leading the global technical/marketing interface within the corporation. He has also been an A. Schulman Board member since 2000, helping shape the Company’s restructuring efforts.
During his 41-year career with Goodyear, Gingo has held numerous leadership roles in both technology and business positions. Prior to his most recent assignment as CTO, he was Senior Vice President of Technology and Global Products Planning from 1999 until 2003. Before that, he was Vice President and General Manager for the Engineered Products business unit.
“We have made great strides in transforming our business, even in the face of difficult industry-wide market conditions,” Haines said. “The Board and I believe that Joe is absolutely the right person to lead A. Schulman and build on the progress we have made across our business.”
Will Holland, lead independent director of the Company, said, “We thank Terry for his strong leadership of A. Schulman over the past 16 years. We are fortunate to have someone of Joe’s caliber succeeding him. The Company and the Board have benefited from Joe’s international experience and R&D background, which also make him uniquely qualified to lead A. Schulman. We are confident about the future and the ongoing commercial launch of Invision®, our new multi-layered sheet product that leverages A. Schulman’s manufacturing base and technology leadership. We look forward to continuing to work closely with Joe to achieve the Company’s strategic objectives.”
“I am very excited about the opportunity to work with A. Schulman in this new capacity, as we build on the initiatives that are under way,” said Gingo. “The Company is poised for growth, with the restructuring of our North American operations and the launch of Invision®. I look forward to working with the executive team and all of A. Schulman’s employees to continue to deliver high-quality products to our customers and build value for our stockholders.”
Goodyear Chairman and Chief Executive Officer Robert J. Keegan said of Gingo, “Under Joe’s leadership as Chief Technical Officer, Goodyear has assembled an extraordinary team of associates dedicated to supporting our market-driven approach to the business with innovative new products and, by far, the best new products engine in the industry. A. Schulman will most definitely benefit from his experience and leadership capabilities.” Keegan also said Gingo was a key member of Goodyear’s turnaround team over the past several years.
Gingo earned a bachelor’s degree in chemical engineering from Case Institute of Technology (now Case Western Reserve University) in 1966, and earned a law degree from The University of Akron in 1971. In addition, he earned an MBA from the Massachusetts Institute of Technology in 1983.

3550 WEST MARKET STREET • AKRON, OH 44333 U.S.A. • TELEPHONE 330/666-3751

About A. Schulman, Inc.
Headquartered in Akron, Ohio, A. Schulman is a leading international supplier of high-performance plastic compounds and resins. These materials are used in a variety of consumer, industrial, automotive and packaging applications. The Company employs about 2,500 people and has 17 manufacturing facilities in North America and Europe (including Asia). Revenues for the fiscal year ended August 31, 2007, were $1.8 billion. Additional information about A. Schulman can be found at www.aschulman.com.
Forward-Looking Statements
Certain statements in this release may constitute forward-looking statements within the meaning of the Federal securities laws. These statements can be identified by the fact that they do not relate strictly to historic or current facts. They use such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. These forward-looking statements are based on currently available information, but are subject to a variety of uncertainties, unknown risks and other factors concerning the Company’s operations and business environment, which are difficult to predict and are beyond the control of the Company. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:
•	Worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the Company’s major product markets;
•	Fluctuations in the value of currencies in major areas where the Company operates, including the U.S. dollar, euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan and Indonesian rupiah;
•	Fluctuations in the prices of sources of energy or plastic resins and other raw materials;
•	Changes in customer demand and requirements;
•	Escalation in the cost of providing employee health care;
•	The outcome of any legal claims known or unknown; and
•	The performance of the North American auto market.
Additional risk factors that could affect the Company’s performance are set forth in the Company’s Annual Report on Form 10-K. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations.
This release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. A. Schulman does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in A. Schulman’s periodic filings with the Securities and Exchange Commission.
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On November 21, 2007, A. Schulman filed a preliminary proxy statement in connection with its 2007 annual meeting of stockholders. Prior to the annual meeting, A. Schulman will furnish a definitive proxy statement to its stockholders, together with a WHITE proxy card. A. Schulman’s stockholders are strongly advised to read the proxy statement as it contains important information. Stockholders may obtain this preliminary proxy statement, any amendments or supplements to the preliminary proxy statement and other documents filed by A. Schulman with the Securities and Exchange Commission for free at the internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement and any amendments and supplements to the definitive proxy statement also will be available for free at A. Schulman’s internet website at www.aschulman.com or by writing to A. Schulman, Inc., 3550 West Market Street, Akron, Ohio 44333. In addition, copies of the proxy materials may be requested by contacting A. Schulman’s proxy solicitor, Georgeson Inc., toll-free at 1-877-668-1646 or by email at aschulmaninc@georgeson.com. Detailed information regarding the interests of individuals who are participants in the solicitation of proxies of A. Schulman’s stockholders is available in the preliminary proxy statement filed with the Securities and Exchange Commission on November 21, 2007.

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